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                                                                    EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Quarterly Report of General Growth Properties, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bernard Freibaum, in my capacity as Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:


                           (1) The Report fully complies with the requirements
                      of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

                           (2) The information contained in the Report fairly
                      presents, in all material respects, the financial condition and results of operations of the Company.





/s/: Bernard Freibaum
Bernard Freibaum
-----------------------------------------
Chief Financial Officer
May 8, 2003





A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.


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